UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

BofA Funds Series Trust
(Name of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SHAREHOLDERS OF THE APPLICABLE BOFA FUNDS ARE URGED TO READ THEIR COMBINED PROSPECTUS/PROXY STATEMENT, ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS THAT WERE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain that Combined Prospectus/Proxy Statement, any amendments or supplements to that Combined Prospectus/Proxy Statement and other documents filed with the SEC free of charge at the SEC's website (www.sec.gov) or by directing a request to the BofA Funds by writing to BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723 or calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Each applicable BofA Fund is soliciting proxies from its shareholders in connection with the reorganization into a corresponding money market fund advised by BlackRock®, Inc. or one of its investment advisory affiliates. Information about ownership of each applicable BofA Fund is available in the applicable Combined Prospectus/Proxy Statement filed with the SEC.

As first communicated to you last November, Bank of America Corporation has reached an agreement to transfer BofA Global Capital Management’s investment management responsibilities, to BlackRock®, Inc. (BlackRock). For the transaction to be completed, shareholders of certain BofA Funds must approve the reorganization of each applicable BofA Fund into a corresponding BlackRock money market fund.

On December 10, 2015, the Board of Trustees of the BofA Funds approved the proposed reorganization of each of the BofA Funds’ taxable money market funds in the table below. The next step in the reorganization process is for shareholders to approve the reorganization of the BofA Funds’ taxable money market funds into corresponding BlackRock money market funds, as set forth in the table below:

BofA Funds	BlackRock Funds
BofA Cash Reserves	TempFund
BofA Money Market Reserves	TempFund
BofA Government Plus Reserves	FedFund
BofA Government Reserves	Federal Trust Fund
BofA Treasury Reserves	T-Fund

Proxy Solicitation

On or about February 15, shareholders of record as of January 29, 2016, will start receiving proxy materials in the mail with respect to the proposal to separately approve each reorganization. These materials will include a shareholder letter and the applicable Combined Prospectus/Proxy Statement complete with a question-and-answer section. Shareholders may receive additional solicitation material during the proxy solicitation period.

The Board of Trustees of the BofA Funds is recommending that your clients cast a vote “FOR” each proposed reorganization because it believes that approving the reorganizations is in the best interests of your clients and the funds’ other shareholders.

For Institutional use only. Not for distribution to the general public.

If shareholders approve the reorganizations, the assets and certain liabilities of the applicable BofA Funds would transfer to the corresponding BlackRock funds, and the applicable BofA Funds would be dissolved. Investors currently in the affected BofA Funds would become shareholders in a corresponding BlackRock money market fund with a substantially similar strategy and investment objective. If approved by shareholders, the reorganization is expected to occur during the second quarter of 2016.

To cast their votes, your clients may:

•	Mark, sign, date and return the proxy card they will receive in the mail;

•	Dial the telephone numbers on the proxy card;

•	Visit proxy-direct.com; or

•	Attend a special shareholder meeting on March 31, 2016 at 11:00 a.m. Eastern at BofA Global Capital Management’s offices at 100 Federal Street, Boston, MA 02110

Please refer to the “How to vote” section below for more detailed information on the voting options available to your clients. Whichever voting method your clients choose, they should take the time to read the full text of the applicable Combined Prospectus/Proxy Statement before they vote.

BofA Global Capital Management has contracted with Computershare Fund Services (CFS) to assist with the proxy vote. CFS may begin calling clients who have not voted to remind them to vote. To avoid such phone calls, we suggest you urge your clients to vote early, as each vote is important.

How to vote

BofA Funds registered shareholders

By phone: Registered shareholders can vote by calling
toll-free at 888.916.1720. Representatives are available to record your clients’ votes Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern and Saturday from 12:00 p.m. to 6:00 p.m. Eastern. Please be aware that shareholders voting by telephone will be asked to provide certain information, such as their current address and zip code, for identification purposes. If they prefer, registered shareholders can record their vote using an automated phone system by dialing 800.337.3503 and following the simple instructions.

By internet: Registered shareholders can visit proxy-direct.com and enter the 14-digit control number and security code located on their proxy card.

By mail: Registered shareholders can vote through the mail by returning their proxy card in the postage-paid envelope provided in the proxy mailing.

How to vote

Brokers’ clients whose mailings are distributed by Broadridge Financial Solutions

By phone: Non-objecting beneficial owners can vote by calling toll-free at 888.916.1720. Representatives are available to record your clients’ votes Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern and Saturday from 12:00 p.m. to 6:00 p.m. Eastern. Please be aware that shareholders voting by telephone will be asked to provide certain information, such as their current address and zip code, for identification purposes. If they prefer, beneficial owners can record their vote using an automated phone system by dialing the toll-free number on their voting instruction card and following the simple instructions.

By internet: All beneficial shareholders can visit proxyvote.com and enter the 12-digit control number located on their voting instruction form.

By mail: All beneficial shareholders can vote through the mail by returning their proxy card in the postage-paid envelope provided in the proxy mailing.

For Institutional use only. Not for distribution to the general public.
2

The following tables outline what shares of BlackRock funds BofA Funds shareholders will receive at the time of closing, which is expected to occur in the second quarter of 2016, if approved by the shareholders.

BofA Cash Reserves				BlackRock Temp Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100887	NCRXX	Dollar Shares	0.43%	09248U593	TDOXX
Capital Class Shares	0.20%	097100853	CPMXX	Institutional Shares	0.18%	09248U619	TMPXX
Daily Class Shares	0.80%	097100846	NSHXX	Cash Management Shares	0.68%	09248U577	BRTXX
Institutional Capital Shares	0.20%	097101810	BOIXX	Institutional Shares	0.18%	09248U619	TMPXX
Institutional Class Shares	0.24%	097100838	NCIXX	Institutional Shares	0.18%	09248U619	TMPXX
Investor Class Shares	0.55%	097100820	PCMXX	Dollar Shares	0.43%	09248U593	TDOXX
Investor II Class Shares	0.65%	097100804	NPRXX	Cash Reserve Shares	0.58%	09248U593	TDOXX
Liquidity Class Shares	0.35%	097100812	NCLXX	Administration Shares	0.28%	09248U585	BTMXX
Marsico Shares	0.55%	097100796	NMOXX	Dollar Shares	0.43%	09248U593	TDOXX
Trust Class Shares	0.30%	097100788	NRSXX	Institutional Shares	0.18%	09248U619	TMPXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15

BofA Money Market Reserves				BlackRock Temp Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100523	NRAXX	Dollar Shares	0.43%	09248U593	TDOXX
Capital Class Shares	0.20%	097100515	NMCXX	Institutional Shares	0.18%	09248U619	TMPXX
Institutional Capital Shares	0.20%	097100499	CVGXX	Institutional Shares	0.18%	09248U619	TMPXX
Institutional Class Shares	0.24%	097100481	NRIXX	Institutional Shares	0.18%	09248U619	TMPXX
Liquidity Class Shares	0.35%	097100465	NRLXX	Administration Shares	0.28%	09248U585	BTMXX
Trust Class Shares	0.30%	097100440	NRTXX	Institutional Shares	0.18%	09248U619	TMPXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15.

For Institutional use only. Not for distribution to the general public.
3

BofA Government Plus Reserves				BlackRock FedFund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100739	GGCXX	Dollar Shares	0.45%	09248U809	TDDXX
Capital Class Shares	0.20%	097100721	GIGXX	Institutional Shares	0.20%	09248U700	TFDXX
Daily Class Shares	0.80%	097101836	BOTXX	Cash Management Shares	0.70%	09248U882	BFFXX
Institutional Capital Shares	0.20%	097100713	CVTXX	Institutional Shares	0.20%	09248U700	TFDXX
Institutional Class Shares	0.24%	097100697	CVIXX	Institutional Shares	0.20%	09248U700	TFDXX
Investor Class Shares	0.55%	097101885	BOPXX	Dollar Shares	0.45%	09248U809	TDDXX
Investor II Class Shares	0.65%	097101844	BOGXX	Cash Reserve Shares	0.60%	09248U437	BFRXX
Liquidity Class Shares	0.35%	097100689	CLQXX	Administration Shares	0.30%	09248U445	BLFXX
Trust Class Shares	0.30%	097100663	CGPXX	Institutional Shares	0.20%	09248U700	TFDXX

*	Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15. For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15.

BofA Government Reserves				BlackRock Federal Trust Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100648	NGRXX	Dollar Shares	0.45%	09248U866	TSDXX
Capital Class Shares	0.20%	097100630	CGCXX	Institutional Shares	0.20%	09248U874	TFFXX
Daily Class Shares	0.80%	097100622	NRDXX	Cash Management Shares	0.70%	09248U858	BFMXX
Institutional Capital Shares	0.20%	097100614	CGGXX	Institutional Shares	0.20%	09248U874	TFFXX
Institutional Class Shares	0.24%	097100598	NVIXX	Institutional Shares	0.20%	09248U874	TFFXX
Investor Class Shares	0.55%	097100580	PGHXX	Dollar Shares	0.45%	09248U866	TSDXX
Investor II Class Shares	0.65%	097100655	NGAXX	Cash Reserve Shares	0.60%	09248U429	BFDXX
Liquidity Class Shares	0.35%	097100572	NGLXX	Administration Shares	0.30%	09248U411	BFTXX
Trust Class Shares	0.30%	097100556	NGOXX	Institutional Shares	0.20%	09248U874	TFFXX

*	Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15. For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15 with the exception of the Cash Management Shares and Cash Reserve Shares which are currently active, but had no assets as of the fiscal year ended October 31, 2015.

BofA Treasury Reserves				BlackRock T-Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097101208	NTRXX	Dollar Shares	0.45%	09248U692	TFEXX
Capital Class Shares	0.20%	097101307	CPLXX	Institutional Shares	0.20%	09248U718	TSTXX
Daily Class Shares	0.80%	097101406	NDLXX	Cash Management Shares	0.70%	09248U668	BPTXX
Institutional Capital Shares	0.20%	097101828	BOUXX	Institutional Shares	0.20%	09248U718	TSTXX
Institutional Class Shares	0.24%	097101505	NTIXX	Institutional Shares	0.20%	09248U718	TSTXX
Investor Class Shares	0.55%	097101604	PHGXX	Dollar Shares	0.45%	09248U692	TFEXX
Investor II Class Shares	0.65%	097101109	NTSXX	Cash Reserve Shares	0.60%	09248U650	BTRXX
Liquidity Class Shares	0.35%	097101703	NTLXX	Administration Shares	0.30%	09248U676	BTAXX
Trust Class Shares	0.30%	097101802	NTTXX	Institutional Shares	0.20%	09248U718	TSTXX

*	Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15. For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15, with the exception of the Cash Reserve shares which is currently active, but had no assets as of the fiscal year ended October 31, 2015.

For Institutional use only. Not for distribution to the general public.
4

Frequently Asked Questions
Recognizing that you and your clients might have questions about the reorganizations, we have developed the following Q&A covering frequently asked questions about fund reorganizations and the related proxy solicitation process. For additional information, please call the fund’s proxy solicitor, Computershare Fund Services, at 888.916.1720 or your BofA Global Capital Management representative.

Q. What are the steps involved in the reorganizations?
A. If shareholders approve the reorganizations, the assets and certain liabilities of the applicable BofA Funds would transfer to the corresponding BlackRock funds, and the applicable BofA Funds would be dissolved. Investors currently in the affected BofA Funds would become shareholders in a corresponding BlackRock money market fund with a substantially similar strategy and investment objective. If approved by shareholders, the reorganization is expected to occur during the second quarter of 2016.

Q. How does the Board of Trustees of the BofA Funds suggest my clients vote?
A. After careful consideration, the Board of Trustees of the BofA Funds has determined that the proposed reorganizations are in the best interests of shareholders of the BofA Funds and, therefore, recommends that your clients cast their votes “FOR” the proposed reorganizations.

Q. How will the reorganization affect fund fees and expenses?
A. The combined funds, meaning BlackRock funds that include the assets transferred from the applicable BofA Funds after the reorganization, would have lower gross annual fund operating expenses for each of its share classes than those of the corresponding BofA Fund prior to the reorganization (assuming unaudited levels of fees and expenses for the BofA Funds and audited fees and expenses for the BlackRock Funds as of October 31, 2015). Net annual fund operating expenses would be the same or lower than those of the corresponding shares of the BofA Funds prior to the reorganization, again assuming fee and expense levels as of October 31, 2015 and after making all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through March 1, 2017.
Q. What if there are not enough votes by the shareholders of my clients’ fund to approve the proposed reorganizations?
A. If there are not enough votes to approve the proposal at the time of a fund’s shareholder meeting, the meeting may be adjourned to permit further solicitation of proxy votes, or the BofA Funds may pursue other alternatives, which may include liquidation of certain BofA Funds. If the reorganizations do not occur as contemplated in the applicable Combined Prospectus/Proxy Statements, BofA Global Capital Management will promptly notify shareholders as to the status of the reorganizations. In such circumstances, the Board of Trustees of the BofA Funds will examine alternatives to the reorganizations in light of the best interests of shareholders.

Q. Will shareholders in the BofA Funds retain checking account redemption privileges after the reorganizations?
A. No. Shareholders of Capital Class Shares, Institutional Capital Shares, Trust Class Shares, Investor Class Shares, Investor II Class Shares and Daily Class Shares of the BofA Funds will not be able to use check-writing to redeem shares after the reorganization because the corresponding BlackRock funds do not offer check-writing privileges. However, shareholders of the combined funds, meaning BlackRock funds that include the assets transferred from the applicable BofA Funds after the reorganization, will be able to submit redemption orders in respect of some or all of their shares in the combined funds pursuant to each combined fund’s redemption policies.

Q. What materials will I receive?
A. Shareholders of the BofA Funds on the record date of January 29, 2016, will receive a shareholder letter and the applicable Combined Prospectus/Proxy Statement complete with a question-and-answer section. Shareholders may receive additional solicitation material during the proxy solicitation period.

Q. What has prompted this proxy solicitation?
A. Please refer to a bulletin sent to you in early November announcing the agreement to transfer BofA Global Capital Management’s investment management responsibilities to BlackRock.

For Institutional use only. Not for distribution to the general public.
5

Q. What if my client is a shareholder in multiple funds for which you seek votes?
A. Shareholders will need to vote individually for each BofA Fund in which they hold shares. They can do so through any of the methods listed in the “How to vote” section above.

Q. How many votes is my client entitled to cast?
A. Shareholders may cast one vote per share of each BofA Fund in which they own shares as of the record date of January 29, 2016.

Q. Does this have anything to do with money market fund reform?
A. Although all action impacting money market funds is strongly influenced by the changes to Rule 2a-7 under the Investment Company Act of 1940 recently announced by the SEC, this solicitation does not involve a strategy change to any of the funds at this time. Each fund has been mapped into a corresponding BlackRock fund with substantially similar investment strategy and objectives. For additional information about BlackRock’s responses to money market fund reform, please visit blackrock.com/cash.
Q. What is Computershare, and why are they calling my clients?
A. Computershare Fund Services is a professional proxy solicitor that is well equipped to assist with the solicitation. The company is not affiliated with either Bank of America Corporation or BlackRock, but it specializes in assisting financial firms with shareholder meetings and collection of proxy votes. Computershare may begin calling your clients who have not voted to remind them to vote. In order for your clients to avoid such phone calls, we suggest you urge your clients to vote early, as each vote is important.

Q. Where can my clients obtain more information about these proposed reorganizations?
A. The most comprehensive source of information is the applicable Combined Prospectus/Proxy Statement that will be mailed to shareholders of record and available on bofacapital.com.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the fund, contact your BofA Global Capital Management representative or financial advisor or go to bofacapital.com. For information about the BlackRock money market funds or to review a copy of the prospectuses, please visit blackrock.com/cash.

An investment in money market mutual funds is not insured or guaranteed by Bank of America, N.A. or its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

BofA® Global Capital Management is an asset management division of Bank of America Corporation. BofA Global Capital Management entities furnish investment management services and products for institutional and individual investors. BofA Funds are distributed by BofA Distributors, Inc., Member FINRA and SIPC.

BofA Distributors, Inc. is part of BofA Global Capital Management and an affiliate of Bank of America Corporation.

BofA Advisors, LLC is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of BofA Global Capital Management.

For Institutional use only. Not for distribution to the general public.

To learn more about Bank of America’s environmental goals and initiatives, go to about.bankofamerica.com/en-us/global-impact/operations.html.
Leaf icon is a registered trademark of Bank of America Corporation.
© 2016 Bank of America Corporation. All rights reserved. BofA Advisors, LLC 100 Federal Street, Boston, MA 02110 bofacapital.com ARRNCM7T | SHEET-02-16-0155 | BON-0216

SHAREHOLDERS OF THE APPLICABLE BOFA FUNDS ARE URGED TO READ THEIR COMBINED PROSPECTUS/PROXY STATEMENT, ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS THAT WERE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain that Combined Prospectus/Proxy Statement, any amendments or supplements to that Combined Prospectus/Proxy Statement and other documents filed with the SEC free of charge at the SEC's website (www.sec.gov) or by directing a request to the BofA Funds by writing to BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723 or calling 888.331.0904 for individual investors or 800.353.0828 for institutional investors.

Each applicable BofA Fund is soliciting proxies from its shareholders in connection with the reorganization into a corresponding money market fund advised by BlackRock®, Inc. or one of its investment advisory affiliates. Information about ownership of each applicable BofA Fund is available in the applicable Combined Prospectus/Proxy Statement filed with the SEC.

As first communicated to you last November, Bank of America Corporation has reached an agreement to transfer BofA Global Capital Management’s investment management responsibilities, to BlackRock®, Inc. (BlackRock). For the transaction to be completed, shareholders of certain BofA Funds must approve the reorganization of each applicable BofA Fund into a corresponding BlackRock money market fund.

On December 10, 2015, the Board of Trustees of the BofA Funds approved the proposed reorganization of each of the BofA Funds’ taxable money market funds in the table below. The next step in the reorganization process is for shareholders to approve the reorganization of the BofA Funds’ taxable money market funds into corresponding BlackRock money market funds, as set forth in the table below:

BofA Funds	BlackRock Funds
BofA Cash Reserves	TempFund
BofA Money Market Reserves	TempFund
BofA Government Plus Reserves	FedFund
BofA Government Reserves	Federal Trust Fund
BofA Treasury Reserves	T-Fund

Proxy Solicitation

On or about February 15, shareholders of record as of January 29, 2016, will start receiving proxy materials in the mail with respect to the proposal to separately approve each reorganization. These materials will include a shareholder letter and the applicable Combined Prospectus/Proxy Statement complete with a question-and-answer section. Shareholders may receive additional solicitation material during the proxy solicitation period.

The Board of Trustees of the BofA Funds is recommending that you cast a vote “FOR” each proposed reorganization because it believes that approving the reorganizations is in your best interest.

If shareholders approve the reorganizations, the assets and certain liabilities of the applicable BofA Funds would transfer to the corresponding BlackRock funds, and the applicable BofA Funds would be dissolved. Investors currently in the affected BofA Funds would become shareholders in a corresponding BlackRock money market fund with a substantially similar strategy and investment objective. If approved by shareholders, the reorganization is expected to occur during the second quarter of 2016.

To cast your vote, you may:

•	Mark, sign, date and return the proxy card you will receive in the mail;

•	Dial the telephone numbers on the proxy card;

•	Visit proxy-direct.com; or

•	Attend a special shareholder meeting on March 31, 2016 at 11:00 a.m. Eastern at BofA Global Capital Management’s offices at 100 Federal Street, Boston, MA 02110

Please refer to the “How to vote” section below for more detailed information on the voting options available to you. Whichever voting method you choose, you should take the time to read the full text of the applicable Combined Prospectus/Proxy Statement before you vote.

BofA Global Capital Management has contracted with Computershare Fund Services (CFS) to assist with the proxy vote. CFS may begin calling shareholders who have not voted to remind them to vote. To avoid such phone calls, we suggest you vote early, as each vote is important.

How to vote

BofA Funds registered shareholders

By phone: Registered shareholders can vote by calling toll-free at 888.916.1720. Representatives are available to record votes Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern and Saturday from 12:00 p.m. to 6:00 p.m. Eastern. Please be aware that shareholders voting by telephone will be asked to provide certain information, such as current address and zip code, for identification purposes. Registered shareholders can vote using an automated phone system by dialing 800.337.3503 and following the simple instructions.

By internet: Registered shareholders can visit proxy-direct.com and enter the 14-digit control number and security code located on the proxy card.

By mail: Registered shareholders can vote through the mail by returning the proxy card in the postage-paid envelope provided in the proxy mailing.

How to vote

Clients whose accounts are with Broadridge Financial Solutions

By phone: Non-objecting beneficial owners can vote by calling toll-free at 888.916.1720. Representatives are available to record votes Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern and Saturday from 12:00 p.m. to 6:00 p.m. Eastern. Please be aware that shareholders voting by telephone will be asked to provide certain information, such as current address and zip code, for identification purposes. Beneficial owners can vote using an automated phone system by dialing the toll-free number on the voting instruction card and following the simple instructions.

By internet: All beneficial shareholders can visit proxyvote.com and enter the 12-digit control number located on the voting instruction form.

By mail: All beneficial shareholders can vote through the mail by returning the proxy card in the postage-paid envelope provided in the proxy mailing.

2

The following tables outline what shares of BlackRock funds BofA Funds shareholders will receive at the time of closing, which is expected to occur in the second quarter of 2016, if approved by the shareholders.

BofA Cash Reserves				BlackRock Temp Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100887	NCRXX	Dollar Shares	0.43%	09248U593	TDOXX
Capital Class Shares	0.20%	097100853	CPMXX	Institutional Shares	0.18%	09248U619	TMPXX
Daily Class Shares	0.80%	097100846	NSHXX	Cash Management Shares	0.68%	09248U577	BRTXX
Institutional Capital Shares	0.20%	097101810	BOIXX	Institutional Shares	0.18%	09248U619	TMPXX
Institutional Class Shares	0.24%	097100838	NCIXX	Institutional Shares	0.18%	09248U619	TMPXX
Investor Class Shares	0.55%	097100820	PCMXX	Dollar Shares	0.43%	09248U593	TDOXX
Investor II Class Shares	0.65%	097100804	NPRXX	Cash Reserve Shares	0.58%	09248U593	TDOXX
Liquidity Class Shares	0.35%	097100812	NCLXX	Administration Shares	0.28%	09248U585	BTMXX
Marsico Shares	0.55%	097100796	NMOXX	Dollar Shares	0.43%	09248U593	TDOXX
Trust Class Shares	0.30%	097100788	NRSXX	Institutional Shares	0.18%	09248U619	TMPXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15

BofA Money Market Reserves				BlackRock Temp Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100523	NRAXX	Dollar Shares	0.43%	09248U593	TDOXX
Capital Class Shares	0.20%	097100515	NMCXX	Institutional Shares	0.18%	09248U619	TMPXX
Institutional Capital Shares	0.20%	097100499	CVGXX	Institutional Shares	0.18%	09248U619	TMPXX
Institutional Class Shares	0.24%	097100481	NRIXX	Institutional Shares	0.18%	09248U619	TMPXX
Liquidity Class Shares	0.35%	097100465	NRLXX	Administration Shares	0.28%	09248U585	BTMXX
Trust Class Shares	0.30%	097100440	NRTXX	Institutional Shares	0.18%	09248U619	TMPXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15.

3

BofA Government Plus Reserves				BlackRock FedFund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100739	GGCXX	Dollar Shares	0.45%	09248U809	TDDXX
Capital Class Shares	0.20%	097100721	GIGXX	Institutional Shares	0.20%	09248U700	TFDXX
Daily Class Shares	0.80%	097101836	BOTXX	Cash Management Shares	0.70%	09248U882	BFFXX
Institutional Capital Shares	0.20%	097100713	CVTXX	Institutional Shares	0.20%	09248U700	TFDXX
Institutional Class Shares	0.24%	097100697	CVIXX	Institutional Shares	0.20%	09248U700	TFDXX
Investor Class Shares	0.55%	097101885	BOPXX	Dollar Shares	0.45%	09248U809	TDDXX
Investor II Class Shares	0.65%	097101844	BOGXX	Cash Reserve Shares	0.60%	09248U437	BFRXX
Liquidity Class Shares	0.35%	097100689	CLQXX	Administration Shares	0.30%	09248U445	BLFXX
Trust Class Shares	0.30%	097100663	CGPXX	Institutional Shares	0.20%	09248U700	TFDXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15.

BofA Government Reserves				BlackRock Federal Trust Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097100648	NGRXX	Dollar Shares	0.45%	09248U866	TSDXX
Capital Class Shares	0.20%	097100630	CGCXX	Institutional Shares	0.20%	09248U874	TFFXX
Daily Class Shares	0.80%	097100622	NRDXX	Cash Management Shares	0.70%	09248U858	BFMXX
Institutional Capital Shares	0.20%	097100614	CGGXX	Institutional Shares	0.20%	09248U874	TFFXX
Institutional Class Shares	0.24%	097100598	NVIXX	Institutional Shares	0.20%	09248U874	TFFXX
Investor Class Shares	0.55%	097100580	PGHXX	Dollar Shares	0.45%	09248U866	TSDXX
Investor II Class Shares	0.65%	097100655	NGAXX	Cash Reserve Shares	0.60%	09248U429	BFDXX
Liquidity Class Shares	0.35%	097100572	NGLXX	Administration Shares	0.30%	09248U411	BFTXX
Trust Class Shares	0.30%	097100556	NGOXX	Institutional Shares	0.20%	09248U874	TFFXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15 with the exception of the Cash Management Shares and Cash Reserve Shares which are currently active, but had no assets as of the fiscal year ended October 31, 2015.

BofA Treasury Reserves				BlackRock T-Fund
Share class	Expense ratio*	CUSIP	Symbol	Share class	Expense ratio	CUSIP	Symbol
Adviser Class Shares	0.45%	097101208	NTRXX	Dollar Shares	0.45%	09248U692	TFEXX
Capital Class Shares	0.20%	097101307	CPLXX	Institutional Shares	0.20%	09248U718	TSTXX
Daily Class Shares	0.80%	097101406	NDLXX	Cash Management Shares	0.70%	09248U668	BPTXX
Institutional Capital Shares	0.20%	097101828	BOUXX	Institutional Shares	0.20%	09248U718	TSTXX
Institutional Class Shares	0.24%	097101505	NTIXX	Institutional Shares	0.20%	09248U718	TSTXX
Investor Class Shares	0.55%	097101604	PHGXX	Dollar Shares	0.45%	09248U692	TFEXX
Investor II Class Shares	0.65%	097101109	NTSXX	Cash Reserve Shares	0.60%	09248U650	BTRXX
Liquidity Class Shares	0.35%	097101703	NTLXX	Administration Shares	0.30%	09248U676	BTAXX
Trust Class Shares	0.30%	097101802	NTTXX	Institutional Shares	0.20%	09248U718	TSTXX

*
Expense ratios shown are total operating expenses net of all contractual fee waivers. For the BofA Funds, these expense ratios are unaudited, as of 10/31/15.  For the BlackRock Liquidity Funds, the expense ratios are audited, as of 10/31/15, with the exception of the Cash Reserve shares which is currently active, but had no assets as of the fiscal year ended October 31, 2015.

4

Frequently Asked Questions
Recognizing that you might have questions about the reorganizations, we have developed the following Q&A covering frequently asked questions about fund reorganizations and the related proxy solicitation process. For additional information, please call the fund’s proxy solicitor, Computershare Fund Services, at 888.916.1720 or contact the BofA Funds at 888-331-0904.

Q. What are the steps involved in the reorganizations?
A. If shareholders approve the reorganizations, the assets and certain liabilities of the applicable BofA Funds would transfer to the corresponding BlackRock funds, and the applicable BofA Funds would be dissolved. Investors currently in the affected BofA Funds would become shareholders in a corresponding BlackRock money market fund with a substantially similar strategy and investment objective. If approved by shareholders, the reorganization is expected to occur during the second quarter of 2016.

Q. How does the Board of Trustees of the BofA Funds suggest I vote?
A. After careful consideration, the Board of Trustees of the BofA Funds has determined that the proposed reorganizations are in the best interests of shareholders of the BofA Funds and, therefore, recommends that you cast your vote “FOR” the proposed reorganizations.

Q. How will the reorganization affect fund fees and expenses?
A. The combined funds, meaning BlackRock funds that include the assets transferred from the applicable BofA Funds after the reorganization, would have lower gross annual fund operating expenses for each of its share classes than those of the corresponding BofA Fund prior to the reorganization (assuming unaudited levels of fees and expenses for the BofA Funds and audited fees and expenses for the BlackRock Funds as of October 31, 2015). Net annual fund operating expenses would be the same or lower than those of the corresponding shares of the BofA Funds prior to the reorganization, again assuming fee and expense levels as of October 31, 2015 and after making all applicable contractual expense reimbursements (which exclude certain fees and expenses) that BlackRock has agreed to continue through March 1, 2017.
Q. What if there are not enough votes by the shareholders of the affected funds to approve the proposed reorganizations?
A. If there are not enough votes to approve the proposal at the time of a fund’s shareholder meeting, the meeting may be adjourned to permit further solicitation of proxy votes, or the BofA Funds may pursue other alternatives, which may include liquidation of certain BofA Funds. If the reorganizations do not occur as contemplated in the applicable Combined Prospectus/Proxy Statements, BofA Global Capital Management will promptly notify shareholders as to the status of the reorganizations. In such circumstances, the Board of Trustees of the BofA Funds will examine alternatives to the reorganizations in light of the best interests of shareholders.

Q. Will shareholders in the BofA Funds retain checking account redemption privileges after the reorganizations?
A. No. Shareholders of Capital Class Shares, Institutional Capital Shares, Trust Class Shares, Investor Class Shares, Investor II Class Shares and Daily Class Shares of the BofA Funds will not be able to use check-writing to redeem shares after the reorganization because the corresponding BlackRock funds do not offer check-writing privileges. However, shareholders of the combined funds, meaning BlackRock funds that include the assets transferred from the applicable BofA Funds after the reorganization, will be able to submit redemption orders in respect of some or all of their shares in the combined funds pursuant to each combined fund’s redemption policies.

Q. What materials will I receive?
A. Shareholders of the BofA Funds on the record date of January 29, 2016 will receive a shareholder letter and the applicable Combined Prospectus/Proxy Statement complete with a question-and-answer section. Shareholders may receive additional solicitation material during the proxy solicitation period.

Q. What has prompted this proxy solicitation?
A. Please refer to a bulletin sent to you in early November announcing the agreement to transfer BofA Global Capital Management’s investment management responsibilities to BlackRock.

5

Q. What if I am shareholder in multiple funds for which you seek votes?
A. You will need to vote individually for each BofA Fund in which you hold shares. You can do so through any of the methods listed in the “How to vote” section above.

Q. How many votes am I entitled to cast?
A. You may cast one vote per share of each BofA Fund in which you own shares as of the record date of January 29, 2016.

Q. Does this have anything to do with money market fund reform?
A. Although all action impacting money market funds is strongly influenced by the changes to Rule 2a-7 under the Investment Company Act of 1940 recently announced by the SEC, this solicitation does not involve a strategy change to any of the funds at this time. Each fund has been mapped into a corresponding BlackRock fund with substantially similar investment strategy and objectives. For additional information about BlackRock’s responses to money market fund reform, please visit blackrock.com/cash.
Q. What is Computershare, and why are they calling me?
A. Computershare Fund Services is a professional proxy solicitor that is well equipped to assist with the solicitation. The company is not affiliated with either Bank of America Corporation or BlackRock, but it specializes in assisting financial firms with shareholder meetings and collection of proxy votes. Computershare may call you to remind you to vote if you have not voted at that point. To avoid such phone calls, we suggest you vote early, as each vote is important.

Q. Where can I obtain more information about these proposed reorganizations?
A. The most comprehensive source of information is the applicable Combined Prospectus/Proxy Statement that will be mailed to shareholders of record and available on bofacapital.com.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the fund, contact your BofA Global Capital Management representative or financial advisor or go to bofacapital.com. For information about the BlackRock money market funds or to review a copy of the prospectuses, please visit blackrock.com/cash.

An investment in money market mutual funds is not insured or guaranteed by Bank of America, N.A. or its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

BofA® Global Capital Management is an asset management division of Bank of America Corporation. BofA Global Capital Management entities furnish investment management services and products for institutional and individual investors. BofA Funds are distributed by BofA Distributors, Inc., Member FINRA and SIPC.

BofA Distributors, Inc. is part of BofA Global Capital Management and an affiliate of Bank of America Corporation.

BofA Advisors, LLC is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of BofA Global Capital Management.

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